Exhibit 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of March 24, 2006 is to the Amended and Restated Credit Agreement (as previously amended, the “Credit Agreement”) dated as of July 21, 2004 among TETRA TECH, INC. (the “Company”), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

NOW THEREFORE, the parties hereto agree as follows:

SECTION 1  AMENDMENTS.  Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below.

1.1  Permitted Loans.  Section 10.9 is amended in its entirety to read as follows:

10.9  Loans or Advances. Not, and not permit any Subsidiary to, make any loan or advance; except for (i) loans or advances by the Company to any Subsidiary or by any Subsidiary to the Company, (ii) loans and advances to officers and employees of the Company and its Subsidiaries for travel, entertainment, relocation and similar ordinary business purposes in an aggregate amount not exceeding $500,000 at any time outstanding, (iii) the loans described on Schedule 10.9 and (iv) other loans and advances in an aggregate amount not exceeding $5,000,000 at any time outstanding.

1.2  Elimination of Maximum Availability Amount.  Section 11.3 is deleted.

1.3  Addition of Schedule 10.9.  The Schedule 10.9 attached to this Amendment is added to the Credit Agreement as Schedule 10.9 thereto.

SECTION 2  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Administrative Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is (or after giving effect hereto will be) true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Company, enforceable against the

Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principles of equity.

SECTION 3  EFFECTIVENESS.  The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on the date (the “Amendment Effective Date”) that the Administrative Agent has received each of the following:  (a) counterparts of this Amendment signed by the Company and the Required Banks; (b) a Confirmation, substantially in the form of Exhibit A hereto, signed by the Company and each Guarantor; (c) evidence that the requisite holders of the notes under the Note Purchase Agreement have entered into an amendment consistent herewith and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and (d) confirmation that the Company has paid all amounts payable pursuant to Section 4.6 (to the extent then billed).

SECTION 4  MISCELLANEOUS.

4.1  Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

4.2  Counterparts.  This Amendment may be signed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.  A counterpart hereof (or a signature page hereto) delivered by facsimile shall be effective as delivery of an original signed counterpart.

4.3  Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

4.4  Successors and Assigns.  This Amendment shall be binding upon the Company, the Administrative Agent and the Banks and their respective successors and assigns and shall inure to the benefit of the Company, the Administrative Agent and the Banks and the successors and assigns of the Administrative Agent and the Banks.

4.5  Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

4.6  Expenses.  The Company agrees to pay the reasonable costs and expenses of the Administrative Agent and the Collateral Agent (including reasonable attorneys’ fees and charges) in connection with the preparation, execution and delivery of this Amendment and the documents contemplated hereby.

4.7  Waiver.  The Required Lenders waive any failure of the Company to comply with Section 10.9 of the Credit Agreement as a result of the making of any loan described on Schedule 10.9 of this Amendment

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Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.

By:	/s/ David W. King
Title:	Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ken Puro
Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Bank and as a Bank

By:	/s/ Robert W. Troutman
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Bank

By:	/s/ Joyce P. Dorsett
Title:	Vice President

WELLS FARGO BANK, N.A. as Syndication Agent and as a Bank

By:	/s/ William C. Swiontek
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK

By:	/s/ David L. Mistic
Title:	Vice President

LASALLE BANK, N.A.

By:
Title:

UNION BANK OF CALIFORNIA

By:	/s/ Jeffrey Mumm
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ John E. Burda
Title:	Vice President

EXHIBIT A TO THIRD AMENDMENT
FORM OF CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing Third Amendment and confirms the continuing validity and enforceability against such undersigned of each Loan Document to which such undersigned is a party.

TETRA TECH, INC.

By:	/s/ David W. King
David W. King
Chief Financial Officer and Treasurer

ADVANCED MANAGEMENT TECHNOLOGY, INC.

ARDAMAN & ASSOCIATES, INC.

COSENTINI ASSOCIATES, INC.

ENGINEERING MANAGEMENT CONCEPTS, INC.

EVERGREEN UTILITY CONTRACTORS, INC.

FHC, INC.

HARTMAN & ASSOCIATES, INC.

KCM, INC.

MFG, INC.

RIZZO ASSOCIATES, INC.

SCIENCES INTERNATIONAL, INC.

TETRA TECH CONSTRUCTION SERVICES, INC.

TETRA TECH CONSULTING & REMEDIATION, INC.

TETRA TECH EM INC.

TETRA TECH NUS, INC.

TETRA TECH RMC, INC.

THE THOMAS GROUP OF COMPANIES, INC.

WHALEN & COMPANY, INC.

WESTERN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
David W. King
Treasurer

GEOTRANS, INC. SCM CONSULTANTS, INC. TETRA TECH EC, INC.

By:	/s/ David W. King
David W. King
Assistant Treasurer

SCHEDULE 10.9

PERMITTED LOANS

Borrower	Dr. Shawn Ziglari	The Breakwater Companies, LLC	Tetra Tech Canada Ltd.	Tetra Tech Canada Ltd.

Principal Amount	$1,840,000	$13,350,000	C$1,170,000 (US$1,000,000)	C$4,620,000 (US$3,960,000)

Note Date	10/1/05	11/1/05	12/1/05	12/1/05

Term	2 years	4 years	60 days	2 years

Payment Schedule	Quarterly	Annually	60 days	Annually

Balance due as of March 31, 2006	$930,000	$13,350,000	$—	C$4,620,000 (US$3,960,000)